UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 23, 2026
BUSINESS FIRST BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana (State of incorporation)	001-38447 (Commission File Number)	20-5340628 (IRS Employer Identification No.)
500 Laurel Street, Suite 101 Baton Rouge,Louisiana (Address of principal executive offices)		70801 (Zip Code)
(225) 248-7600
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $1.00 per share	BFST	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

On July 23, 2026, Business First Bancshares, Inc. (“Business First”), the parent company of b1BANK, issued a press release announcing financial results for the quarter ended June 30, 2026. The release also announced that the Board of Directors of Business First declared a common dividend on July 23, 2026, in the amount of $0.15 per share to the common shareholders of record on August 15, 2026. The dividend is to be paid on August 31, 2026, or as soon as practicable thereafter. Also, the board of directors declared a quarterly preferred dividend in the amount of $18.75 per share of preferred stock, which is the full quarterly dividend of 1.875% based on the per annum rate of 7.50%. The dividend will be paid on August 31, 2026, or as soon therefore as practicable, to the preferred shareholders of record as of August 15, 2026. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 7.01    Regulation FD Disclosure

On July 23, 2026, Business First made available the supplemental information attached hereto as Exhibit 99.2 prepared for use with the press release.

The information in this Item 7.01, including Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.
Item 9.01    Financial Statements and Exhibits.
(d)Exhibits.

Number	Exhibit
99.1	Press Release of Business First Bancshares, Inc., dated July 23, 2026 announcing results of operations for the second quarter 2026
99.2	Investor Presentation, dated July 23, 2026, for the quarter ended June 30, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUSINESS FIRST BANCSHARES, INC.

	By:	/s/ David R. Melville, III
	Name:	David R. Melville, III
	Title:	Chairman, President and Chief Executive Officer

Date: July 23, 2026